Tradr 2X Long Anthropic Daily ETF

Tradr 2X Short Anthropic Daily ETF

Each a series of Investment Managers Series Trust II

Supplement dated November 12, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of each of the Tradr 2X Long Anthropic Daily ETF and Tradr 2X Short Anthropic Daily ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.